Registration No. 33-48014
                                                                    Rule 497(e)
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PENNSYLVANIA
 DAILY MUNICIPAL                            600 Fifth Avenue, New York, NY 10020
 INCOME FUND                                (212) 830-5220
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                       STATEMENT OF ADDITIONAL INFORMATION
                                 March 29, 2000
                      AS SUPPLEMENTED ON OCTOBER 31, 2000

            RELATING TO THE PENNSYLVANIA DAILY MUNICIPAL INCOME FUND
                         PROSPECTUS DATED MARCH 29, 2000


This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectus of Pennsylvania Daily Municipal Income Fund ( the "Fund"), dated March 29, 2000 and should be read in conjunction with the Fund's Prospectus.


A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll-free at 1-(800) 221-3079. The audited Financial Statements of the Fund have been incorporated by reference to the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided. The material relating to purchase, redemption and pricing of shares has been incorporated by reference into the Prospectus.



This Statement of Additional Information is incorporated by reference into the respective Prospectus in its entirety.

                                Table of Contents




Fund History.......................................... 2    Purchase, Redemption
                                                                 and Pricing of Shares..............................21
Description of the Fund and its Investments and
  Risks............................................... 2    Taxation of the Fund....................................21
Management of the Fund................................13    Underwriters............................................22
Control Persons and Principal Holders of                    Calculation of Performance Data.........................23
  Securities..........................................15
                                                            Financial Statements....................................23
Investment Advisory and Other Services................16    Description of Ratings..................................24
Brokerage Allocation and Other Practices..............19    Corporate Taxable Equivalent Yield Table................25
Capital Stock and Other Securities....................20    Personal Taxable Equivalent Yield Table.................26


I.  FUND HISTORY


The Fund was established as a Massachusetts Business Trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated July 30, 1992.


II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


The Fund is an open-end, management investment company that is a short-term, tax-exempt money market fund. The Fund's investment objectives are to seek as high a level of current income, exempt from regular Federal income tax and to the extent possible from Pennsylvania income tax, as is believed to be consistent with preserving capital, maintaining liquidity and stabilizing principal. No assurance can be given that these objectives will be achieved.



The following discussion expands upon the description of the Fund's investment strategies in the Prospectus.



The Fund's assets will be invested primarily in (i) high quality debt obligations issued by or on behalf of the Commonwealth of Pennsylvania, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from regular Federal income taxation ("Municipal Obligations") and in (ii) Participation Certificates in Municipal Obligations purchased from banks, insurance companies or other financial institutions (which, in the opinion of Battle Fowler LLP, counsel to the Fund, cause the Fund to be treated as the owner of an interest the underlying Municipal Obligations for Federal income tax purposes).



The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in Municipal Obligations and in Participation Certificates, the Fund reserves the right to invest up to 20% of the value of its total assets in securities, the interest income on which is subject to regular Federal, state and local income tax. The Fund will invest more than 25% of its assets in Participation Certificates purchased from banks in industrial revenue bonds and other Pennsylvania Municipal Obligations. In view of this "concentration" in bank Participation Certificates in Pennsylvania Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.



The Fund may only purchase United States dollar-denominated securities determined by the Fund's Board of Trustees to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) securities which have or are deemed to have remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs"); or (ii) unrated securities determined by the Fund's Board of Trustees to be of comparable quality. In addition, securities which have or are deemed to have remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e. with maturities greater than 366 days) are deemed unrated and may be purchased if such has received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided however, that such may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Board of Trustees is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.


Subsequent to its purchase by the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Trustees of the Fund shall promptly reassess whether the Municipal Obligation presents minimal credit risks and shall cause the Fund to take such action as the Board of Trustees determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the Municipal Obligation is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Trustees is subsequently notified of the Manager's actions.


In addition, in the event that a Municipal Obligation (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the 1940 Act or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issues of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Trustees that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the SEC of such fact and of the actions that the Fund intends to take in response to the situation.


The Fund has elected and intends to continue to qualify as a "regulated investment company" under the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, regulated investment company securities and other securities. In satisfying this test, the Fund can include securities of any one issuer only if such securities do not exceed 5% in value of the total assets of the Fund and 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than Government securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)



Description Of Municipal Obligations


As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments and Participation Certificates".

1. Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities"). They generally have a maturity at the time of issue of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.


     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.


     In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on IRBs is generally exempt, with certain exceptions, from regular Federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.


2. Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States. The Fund's investments may be concentrated in Municipal Notes of Pennsylvania issuers.


3. Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.


4. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses. These clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal Leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities.


5. Any other Federal tax-exempt, and to the extent possible, Pennsylvania tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund will be consistent with the Fund's "Description of the Fund and its Investments and Risks" and permissible under Rule 2a-7 under the 1940 Act.


Variable Rate Demand Instruments and Participation Certificates


Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations. They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on demand on not more than thirty calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that can not be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days. The adjustments are based upon the "prime rate"* of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund decides which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Trustees to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Fund's Board of Trustees. The Fund's Board of Trustees may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.



The variable rate demand instruments that the Fund may invest in include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for Federal income tax purposes. A Participation Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Trustees of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the Participation Certificate back to the institution. Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate, or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance. However, the Fund retains the option to purchase insurance if necessary, in which case the cost of the insurance will be an expense of the Fund subject to the expense limitation (see "Expense Limitation" herein). The Manager has been instructed by the Fund's Board of Trustees to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above (see "Federal Income Taxes" herein).


Because the Fund may concentrate in Participation Certificates in Pennsylvania Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important

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*    The prime rate is generally the rate charged by a bank to its most creditworthy customers for Short-Term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of any portfolio in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities. This includes, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.


While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable maximum rates set by state law, which limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the Participation Certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates", or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.



Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.


For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.


When-Issued Securities


New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.


Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from Federal income tax.

Stand-by Commitments


When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.


The amount payable to the Fund upon its exercise of a stand-by commitment normally will be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund will value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable will be substantially the same as the market value of the underlying Municipal Obligation.


The Fund's right to exercise a stand-by commitment will be unconditional and unqualified. A stand-by commitment will not be transferable by the Fund, although it can sell the underlying Municipal Obligation to a third party at any time.


The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after the acquisition of each stand-by commitment.


The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks. If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Board of Trustees. The Fund's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.


The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities, the interest on which is exempt from Federal income tax, while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.


The stand-by commitments the Fund may enter into are subject to certain risks. These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.


In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from Federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.


Taxable Securities



Although the Fund will attempt to invest 100% of its net assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its net assets in securities of the kind described below, the interest income on which is subject to regular Federal income tax, under any one or more of the following circumstances: (a) pending investment of proceeds of sales of Fund shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the

Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the United States Government or its agencies, instrumentalities or authorities; (2) commercial paper meeting the definition of Eligible Securities at the time of acquisition; (3) certificates of deposit of domestic banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own.



Repurchase Agreements


The Fund may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon. Additionally, the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with illiquid securities held by the Fund, exceeds 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.


Pennsylvania Risk Factors


Prospective investors should consider the financial difficulties and pressures which the Commonwealth of Pennsylvania and certain of its municipal subdivisions have undergone. Both the Commonwealth and the City of Philadelphia have historically experienced significant revenue shortfalls. There can be no assurance that the Commonwealth will not experience further declines in economic conditions or that portions of the Municipal Obligations purchased by the Fund will not be affected by such declines. Without intending to be complete, the following briefly summarizes some of these difficulties and the current financial situation, as well as some of the complex factors affecting the financial situation in the Commonwealth. It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Pennsylvania. No independent verification has been made of the following information.


State Economy


Pennsylvania has been historically identified as a heavy industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. The major new sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, accounting for more than $4.2 billion in crop and livestock products annually while agribusiness and food related industries support $39 billion in economic activity annually.


Non-manufacturing employment in Pennsylvania has increased in recent years to 82% of total employment in 1997. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 18% of 1997 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1998, the services sector accounted for 31.1% of all non-agricultural employment while the trade sector accounted for 23.4%.


Pennsylvania's annual average unemployment rate was below the national average from 1986 until 1990. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 6.9% in 1991 and 7.5% in 1992.

The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1% in 1993. For 1994 through 1997, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. As of February 2000, the seasonally adjusted unemployment rate for both the Commonwealth and the United States was 4.1%.


State Budget


The Commonwealth operates under an annual budget which is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and
(iii) a financial plan for not less than the succeeding five fiscal years, which includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.


All funds received by the Commonwealth are subject to appropriation in specific amounts by the General Assembly or by executive authorization by the Governor. Total appropriations enacted by the General Assembly may not exceed the ensuing year's estimated revenues, plus (less) the unappropriated fund balance (deficit) of the preceding year, except for constitutionally authorized debt service payments. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund if not spent or encumbered by the end of the fiscal year. The constitution specifies that a surplus of operating funds at the end of a fiscal year must be appropriated for the ensuing year.


Pennsylvania uses the "fund" method of accounting for receipts and disbursements. For purposes of government accounting, a "fund" is an independent fiscal and accounting entity with a self balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities. In the Commonwealth, over 150 funds have been established by legislative enactment or in certain cases by administrative action for the purpose of recording the receipt and disbursement of moneys received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.


Financial information for the principal operating funds of the Commonwealth are maintained on a budgetary basis of accounting, which is used for the purpose of insuring compliance with the enacted operating budget. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. Financial information is adjusted at fiscal year end to reflect appropriate accruals for financial reporting in conformity with GAAP.


Recent Financial Results


The fiscal years 1994 through 1998 were years of recovery for Pennsylvania from the recession in 1990 and 1991. The recovery fiscal years were characterized by modest economic growth and low inflation rates in the Commonwealth. These economic conditions, combined with several years of tax reductions following the various tax rate increases and tax base expansions enacted in fiscal 1991 for the General Fund, produced modest increases in Pennsylvania's tax revenues during the period. Tax revenues from fiscal 1994 through 1998 rose at an annual average rate of 4.2%. Total revenues and other income sources increased during this period by an average annual rate of 5.0%. Expenditures and other uses during the fiscal 1994 through 1998 period rose at a 5.0% annual rate, led by annual average increases of 11.8% for protection of persons and property program costs. Commonwealth revenues for the 1998 fiscal year were above estimate and exceeded fiscal year expenditures and encumbrances. Fiscal 1998 was the seventh consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance.

Fiscal 1998 Budget


The budget for fiscal 1998 was enacted in May 1997. Commonwealth revenues for the fiscal year totaled $18,123.2 million before reserves for tax refunds. That represented an increase over fiscal 1997 Commonwealth revenues of 3.9 percent. Fiscal 1998 estimates for Commonwealth revenues were based on an economic forecast for national economic growth to slow through the end of calendar year 1997.


The rate of anticipated growth of Commonwealth revenues was affected by the enactment of tax reductions and tax revenue dedications effective for the 1998 fiscal year.


Major funding increases provided by the fiscal 1998 budget included; (i) $166 million of appropriations for elementary and secondary education plus an estimated $51 million in reduced employer retirement contributions payable by local school districts due to a reduction in the contribution rate; (ii) $42 million for higher education institutions plus $16 million for student scholarships; (iii) $70 million for higher caseload, utilization, and cost of nursing home care; (iv) $60 million for economic development assistance through programs providing incentive grants and loans; and (v) $38 million for corrections including $17 million for operating costs for new and expanded facilities. The balance of the increase was spread over many other departments and program operations.


Reserves established during fiscal 1998 for tax refunds totaled $910 million, representing a $370 million (68.4%) increase over tax refund reserves for fiscal 1997. Expenditures from all fiscal 1998 appropriations totaled $17,229.8 million (excluding pooled financing expenditures and net of current year lapses), representing a 4.5% increase of fiscal 1997 appropriation expenditures.


Fiscal 1999 Budget


In April 1998, the General Fund budget for fiscal 1999 was enacted. Revenue estimates in the proposed budget were developed using a national economic forecast with a projected real gross domestic product growth annual rate below 2 percent, and were originally projected to be $18,456.6 million. In November 1998, due to the passage of tax legislation, the estimate was reduced by $1.1 million.


The 1999 official revenue is 3.0% over actual fiscal 1998 revenues. The adjusted estimate, taking into account enacted tax changes, shows a 1.66% increase over actual revenues for fiscal 1998. The forecasts are based on assumptions that consumer spending will slow, especially in the area of motor vehicles, housing and other durable goods, as will business spending on fixed investments. Also, the economic difficulties being experienced in Asia and Latin America are expected to reduce foreign demand for domestic goods. The 1999 tax reduction is projected to amount to $241.0 million. The budget also includes major increases in expenditure for education, higher education, the correctional system, long-term care medical assistance costs, cost of living increases for state and school district employees, and bond funding for equipment loans for volunteer fire and rescue companies.


Fiscal 2000 Budget

The budget for fiscal 2000 was enacted in May 1999 at which time the official revenue estimate for the 2000 fiscal year was established at $18,718.5 million. That estimate is based on an economic forecast for real gross domestic product to grow at a 1.4% rate from the second quarter of 1999 to the second quarter of 2000. The 1.4% rate is based on expectations that the growth of real gross domestic product is expected to be restrained by a slowing of the rate of consumer spending to a level consistent with the personal income gains and by smaller gains in business investment in response to falling capacity utilization and profits. Slowing economic growth is expected to cause the state's unemployment rate to rise and closely parallel the national rate. Other trends for the Pennsylvania economy are expected to maintain their close association with national economic trends. The fiscal 2000 budget includes estimated spending of $19,103.8 million and estimated revenue (net of estimated tax refunds and enacted tax changes) of $18,718.5. Funds to cover the $342.1 million difference between estimated revenues and projected spending will be obtained from a draw down of the projected fiscal 1999 year-end balance. Appropriations enacted for fiscal 2000 are 3.8% ($743.5 million) above appropriations enacted for fiscal 1999 (including supplemental appropriations). Major increases in expenditures budgeted for fiscal 2000 include: (i) corrections, (ii) special education and (iii) medical assistance.

Proposed Fiscal 2001 Budget

On February 8, 2000, the Governor submitted the Commonwealth's fiscal year 2001 budget to the General Assembly. The General Fund budget is $19.7 billion, representing an increase of $399 million or 2.1% over fiscal year 2000. Tax reductions and rebates totaling an estimated $643 million are proposed to stimulate the job market, and monies are proposed to be dedicated to the business community to attract high technology jobs to the Commonwealth. $6.1 billion in support has been recommended for local school districts, representing an increase, an additional $13.2 million has been recommended for the state system of higher education as well as $16.8 million for the four state-related universities. Law enforcement increases are proposed, as are increases for health insurance, medical assistance and welfare needs-based programs. $1.229 billion has been recommended for state highways and bridge maintenance, and an overall increase in support has been recommended for public libraries.

Debt Limits and Outstanding Debt


The Constitution of Pennsylvania permits the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate outstanding debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance.


Under the Pennsylvania Fiscal Code, the Auditor General is required to certify to the Governor and the General Assembly certain information regarding the Commonwealth's indebtedness. According to the March 1, 1999 Auditor General certificate, the average annual tax revenues deposited in all funds in the five fiscal years ended March 1, 1999 was approximately $20.4 billion, outstanding net debt totaled $4.1 billion at February 28, 1999, and therefore, the net debt limitation as of February 28, 1999 was $31.6 billion. At March 1, 1999, the amount of debt authorized by law to be issued, but not yet incurred, was $22.1 billion.


Debt Ratings


All outstanding general obligation bonds of the Commonwealth are rated "AA" by S&P and "Aa3" by Moody's.


City of Philadelphia


The City of Philadelphia (the "City" or "Philadelphia") is the largest city in the Commonwealth, with an estimated population of 1,585,577 according to the 1990 Census. Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992 which culminated in serious financial difficulties for the City. In its 1992 Comprehensive Annual Financial Report, Philadelphia reported a cumulative general fund deficit of $71.4 million for fiscal 1992.


In June 1991, the Pennsylvania legislature established the Pennsylvania Intergovernmental Corporation Authority ("PICA"), a five-member board to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. The legislation empowered PICA to issue notes and bonds on behalf of Philadelphia, and also authorized Philadelphia to levy a one-percent sales tax the proceeds of which would be used to pay off the bonds. In return for PICA's fiscal assistance, Philadelphia is required, among other things, to establish five-year financial plans that include balanced annual budgets. Under the legislation, if Philadelphia does not comply with such requirements, PICA may withhold bond revenues and certain state funding. At this time, the City is operating under the Sixth Five-Year Plan approved by PICA on May 20, 1997. The adopted General Fund budget for fiscal year 1998, including prior adjustments, was balanced for the sixth consecutive year without a deficit elimination grant from PICA. The financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the City's Cumulative General Fund balance deficit as of June 30, 1992 of $244.9 million.


No further PICA bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994, PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,054.3 million in Special Tax Revenue Bonds outstanding as of April 15, 1999.


The audited General Fund balance of the City as of June 30, 1998 showed a fund balance in the General Fund of $169.2 million, an increase of $40.4 million over the fiscal year 1997 fund balance.


S&P's rating on Philadelphia's general obligation bonds is "BBB." Moody's rating is currently "Baa2."

Litigation


The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations. The Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity effected by Act 152, approved September 28, 1978, as amended. Under Act 152, damages from any loss are limited to $250,000 per person and $1 million for each accident.


Investment Restrictions


The Fund has adopted the following fundamental investment restrictions which apply to all portfolios. They may not be changed unless approved by a majority of the outstanding shares "of each series of the Fund's shares that would be affected by such a change." The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

1. Make portfolio investments other than as described under "Description of the Fund and its Investments and Risks." Any other form of Federal tax-exempt investment must meet the Fund's high quality criteria, as determined by the Board of Trustees, and be consistent with the Fund's objectives and policies.


2. Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes. This includes the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.


3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.


4. Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options. However, securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Fund and its Investments and Risks" herein.


5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.


6. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.


7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests. This shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.


8. Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under " Description of the Fund and its Investments and Risks" herein.


9. Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.


10. Invest more than 25% of its assets in the securities of "issuers" in any single industry. The Fund may invest more than 25% of its assets in Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user will be deemed to be the sole issuer.
                                      -12-

     If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit will be considered a separate security and would be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such term is defined in Rule 2a-7 of the 1940 Act).


11. Invest in securities of other investment companies. The Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.


12. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing.


If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.


III.  MANAGEMENT OF THE FUND


The Fund's Board of Trustees, which is responsible for the overall management and supervision of the Fund, employs the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Trustees to serve as officers of the Fund. Such officers, as well as certain other employees and Trustees of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.


The Trustees and Officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020. Mr. Duff may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with Reich & Tang Asset Management L.P.


Steven W. Duff, 46 - President and Trustee of the Fund, has been President of the Mutual Funds Division of the Manager since September 1994. Mr. Duff is also President and a Director/Trustee of 13 other funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., Executive Vice President of Reich & Tang Equity Fund, Inc., President of Back Bay Funds, Inc., and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.


Dr. W. Giles Mellon, 69 - Trustee of the Fund, is Professor of Business Administration in the Graduate School of Management, Rutgers University which he has been associated with since 1966. His address is Rutgers University Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is also a Director/Trustee of 15 other funds in the Reich & Tang Fund Complex.


Robert Straniere, 59 - Trustee of the Fund, has been a member of the New York State Assembly and a partner with the Straniere Law Firm since 1981. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is also a Director/Trustee of 15 other funds in the Reich & Tang Fund Complex.


Dr. Yung Wong, 61 - Director of the Fund, was Director of Shaw Investment Management (UK) Limited from 1994 to October 1995 and formerly General Partner of Abacus Partners Limited Partnership (a general partner of a venture capital investment firm) from 1984 to 1994. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong is a Director/Trustee of 15 other funds in the Reich & Tang Fund Complex . Dr. Wong is also a Trustee of Eclipse Financial Asset Trust.


Molly Flewharty, 49 - Vice President of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Flewharty is also Vice President of 18 other funds in the Reich & Tang Fund Complex.

Lesley M. Jones, 51 - Vice President of the Fund, has been Senior Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Jones is also a Vice President of 14 other funds in the Reich & Tang Fund Complex.


Dana E. Messina, 43 - Vice President of the Fund, has been Executive Vice President of the Mutual Funds Division of the Manager since January 1995 and was Vice President from September 1993 to January 1995. Ms. Messina is also Vice President of 15 other funds in the Reich & Tang Fund Complex.


Bernadette N. Finn, 52 - Secretary of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Finn is also Secretary of 13 other funds, and a Vice President and Secretary of 5 additional funds in the Reich & Tang Fund Complex.


Richard DeSanctis, 43 - Treasurer of the Fund, has been Treasurer of the Manager since September 1993. Mr. De Sanctis is also Treasurer of 17 other funds in the Reich & Tang Fund Complex, and is Vice President and Treasurer of Cortland Trust, Inc.


Rosanne Holtzer, 35 - Assistant Treasurer of the Fund, has been Vice President of the Mutual Funds division of the Manager since December 1997. Ms. Holtzer was formerly Manager of Fund Accounting for the Manager with which she was associated with from June 1986. Ms. Holtzer is also Assistant Treasurer of 18 other funds in the Reich & Tang Fund Complex.


The Fund paid an aggregate remuneration of $6,000 to its Trustees with respect to the period ended November 30, 1999, all of which consisted of Trustees' fees paid to the three disinterested Trustees, pursuant to the terms of the Investment Management Contract (see "Manager" herein).



Trustees of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $1,000 and a fee of $250 for each Board of Trustees meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with the Manager do not receive compensation from the Fund. See Compensation Table.




                               Compensation Table



                                                                                                     Total Compensation
    Name of Person,    Aggregate Compensation    Pension or Retirement       Estimated Annual        From Fund and Fund
       Position             From the Fund         Benefits Accrued as          Benefits Upon          Complex Paid to
                                                 Part of Fund Expenses           Retirement              Trustees*


Dr. W. Giles Mellon,               $2,000                      0                        0              $59,500 (16 Funds)
Trustee


Robert Straniere,                  $2,000                      0                        0              $59,500 (16 Funds)
Trustee


Dr. Yung Wong,                     $2,000                      0                        0              $59,500 (16 Funds)
Trustee

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending November 30, 1999. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund complex as the Fund, because, among other things, they have a common investment adviser.

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


On February 29, 2000 there were 12,128,974 shares of Class A common stock outstanding and 1,658,102 shares of Class B common stock outstanding. As of February 29, 2000, the amount of shares owned by all officers and Trustees of the Fund as a group were less than 1% of the outstanding shares of the Fund. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of February 29, 2000:


Name and Address                    % of Class           Nature of Ownership
----------------                    ----------           -------------------

CLASS A

PNC Securities Corp.                   28.24%                  Record
249 Fifth Avenue
Pittsburgh,  PA  15222-2707
Attn: Sandy Mudd


Lewco Securities                        7.06%                  Record
34 Exchange Place - 4th Floor
Jersey City,  NJ  07311


Cumberland Brokerage Corp.              5.07%                  Record
614 Landis Avenue
Vineland, NJ  08360


Lewco Securities                        5.01%                  Record
34 Exchange Place - 4th Floor
Jersey City,  NJ  07311


CLASS B

Lewco Securities                    37.02%                     Record
34 Exchange Place - 4th Floor
Jersey City,  NJ  07311


Lewco Securities                    24.38%                     Record
34 Exchange Place - 4th Floor
Jersey City,  NJ  07311


Lewco Securities                    10.50%                     Record
34 Exchange Place - 4th Floor
Jersey City,  NJ  07311


Morgan Stanley Dean Witter           9.99%                     Record
1251 Avenue of the Americas
New York, NY  10020


Lewco Securities                     9.05%                     Record
34 Exchange Place - 4th Floor
Jersey City,  NJ  07311


Lewco Securities                     8.16%                     Record
34 Exchange Place - 4th Floor
Jersey City,  NJ  07311

V.  INVESTMENT ADVISORY AND OTHER SERVICES


The Investment Manager for the Fund is Reich & Tang Asset Management L.P., a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was, as of February 29, 2000, investment manager, adviser, or supervisor with respect to assets aggregating in excess of $15.1 billion. In addition to the Fund, the Manager acts as investment manager and administrator of fifteen other investment companies and also advises pension trusts, profit-sharing trusts and endowments.


Nvest Companies, L.P. (Nvest Companies) is the limited partner and owner of a 99.5% interest in the Manager. Reich & Tang Asset Management, Inc. (RTAM) is the sole general partner and owner of the remaining 0.5% interest of the Manager, as well as being an indirect wholly-owned subsidiary of Nvest Companies. Nvest Companies is a publicly traded company of which approximately 13% of its outstanding partnership interests is owned, directly and indirectly, by Reich & Tang, Inc.


CDC Asset Management ("CDC AM"), the investment management arm of France's Caisse des Depots Group, has completed its acquisition of Nvest, L.P. and Nvest Companies. As a result, CDC AM owns, directly or indirectly, a controlling interest in the Manager. CDC AM is 60% owned by CDC Finance, a wholly-owned subsidiary of Caisse des depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution. In addition to its 60% ownership of CDC AM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French state.


Nvest Companies is a holding company offering a broad array of investment styles across a wide range of asset categories through seventeen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the Manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P.; Capital Growth Management Limited Partnerships; Greystone Partners, L.P.; Harris Associates, L.P.; Jurika & Voyles, L.P.; Kobrick Funds, LLP, Loomis, Sayles & Company, L.P.; New England Funds, L.P.; Nvest Associates, Inc.; Snyder Capital Management, L.P.; Vaughan, Nelson, Scarborough & McCullough, L.P.; and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to more than 80 other registered investment companies.


The Nvest-CDC AM transaction involved a change of ownership of Nvest Companies, which may be deemed to have caused a "change of control" of the Manager, even though operations did not change as a result. As required by the 1940 Act, the Fund's shareholders approved a new Investment Management Contract for the Fund to assure that there was no interruption in the services that the Manager provides to the Fund. The new Investment Management Contract was approved by the shareholders on October 10, 2000 and is effective as of October 30, 2000.


On July 25, 2000, the Board of Trustees, including a majority of the trustees who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved the Investment Management Contract for an initial term of two years, extending until March 31, 2002. The contract may be continued in force after the initial term for successive twelve-month periods beginning each April 1, provided that such majority vote of the Fund's outstanding voting securities or by a majority of the trustees who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.



Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Fund.


The Manager provides persons satisfactory to the Board of Trustees of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and trustees of the Fund, may be trustees or officers of NEIC, the sole general partner of the Manager, or employees of the Manager or its affiliates.


The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Trustees, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Investment Management Contract, the Manager receives from the Fund a fee equal to .40% per annum of the Fund's average daily net assets. The fees are accrued daily and paid monthly. The Manager, at its discretion, may voluntarily waive all or a portion of the management fee.



Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by Investors Fiduciary Trust Company, the Fund's bookkeeping or recordkeeping agent, (ii) prepare reports to and filings with regulatory authorities and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to .21% per annum of the Fund's average daily net assets, not in excess of $1.25 billion, plus .20% of such assets in excess of $1.25 billion but not in excess of $1.5 billion, plus .19% of such assets in excess of $1.5 billion. For the Funds' fiscal years ended November 30, 1999, November 30, 1998 and November 30, 1997, the Manager received a fee of $33,656, $31,548 and $89,693 of which $33,656, $31,305 and $85,422 was voluntarily waived.


For the Fund's fiscal years ended November 30, 1999, November 30, 1998 and November 30, 1997, the fee paid to the Manager under the Investment Management Contract was $64,106 , $60,092 and $170,844, respectively of which $64,106 , $57,905 and $124,396 was voluntarily waived. The Fund's net assets at the close of business on November 30, 1999 totaled $17,913,998. The Manager may waive its rights to any portion of the management fee and may use any portion of the Management fee for purposes of shareholder and administrative services and distribution of the Fund's shares.


The Manager at its discretion may waive its rights to any portion of the Management fee or the administrative services fee and may use any portion of the Management fee for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future (see "Distribution and Service Plan" herein).


Investment management fees and operating expenses which are attributable to both Classes of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations to Class A shareholders pursuant to the Plan shall be compensated by the Distributor from its shareholder servicing fee, the Manager from its management fee and the Fund itself. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager.


Expense Limitation


The Manager has agreed, pursuant to the Investment Management Contract (See "Distribution and Service Plan" herein), to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse the Fund for its excess expenses as described above, the Fund has, under the Investment Management Contract, confirmed its obligation for payment of all its other expenses. This includes all operating expenses, taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of Trustees, officers and employees of the Fund and costs of other personnel performing services for the Fund who are not officers of the Manager or its affiliates, costs of investor services, shareholders' reports and corporate meetings, SEC registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts, and the fees and reimbursements payable to the Manager under the Investment Management Contract and the Distributor under the Shareholder Servicing Agreement.


The Fund may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein. The management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.

Distribution And Service Plan


The Fund's distributor is Reich & Tang Distributors, Inc., a Delaware corporation with principal officers at 600 Fifth Avenue, New York, New York 10020. Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Trustees has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A shares only) with Reich & Tang Distributors, Inc., (the "Distributor"), as distributor of the Fund's shares.


The Class A shares will be offered to investors who desire certain additional shareholder services from Participating Organizations that are compensated by the Fund's Manager and Distributor for such services. For its services under the Shareholder Servicing Agreement (with respect to the Class A shares only), the Distributor receives from the Fund a fee equal to .25% per annum of the Fund's average daily net assets of the Class A shares of the Fund (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of distribution of the Fund's Class A shares and for payments to Participating Organizations with respect to servicing their clients or customers who are Class A shareholders of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.



The following information applies only to the Class A shares of the Fund. For the Fund's fiscal year ended November 30, 1999, the amount payable to the Distributor under the Distribution Plan and Shareholder Servicing Agreement totaled $37,232, none of which was voluntarily waived. During the same period, the Manager and Distributor made total payments under the Plan to or on behalf of Participating Organizations of $64,986. The excess of such payments over the total payments the Distributor received by the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources including the management fee. Of the total amount paid pursuant to the Plan, $3,860 was utilized for compensation to sales personnel, $2,268 on prospectus printing and $156 on miscellaneous expenses. For the fiscal year ended November 30, 1999, the total amount spent pursuant to the Plan for Class A shares was 0.48% of the average daily net assets of the Fund, of which 0.25% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement. For the Fund's fiscal year ended November 30, 1998, the amount payable to the Distributor under the Distribution Plan and Shareholder Servicing Agreement totaled $35,316, none of which was voluntarily waived. During the same period, the Manager and Distributor made total payments under the Plan to or on behalf of Participating Organizations of $60,372. The excess of such payments over the total payments the Distributor received by the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources including the management fee. Of the total amount paid pursuant to the Plan, $2,432 was utilized for compensation to sales personnel, $2,470 on prospectus printing and $848 on miscellaneous expenses. For the Fund's fiscal year ended November 30, 1997, the Fund paid a distribution fee of $106,492 for expenditures pursuant to the Plan. During such period, the Manager made payments pursuant to the Plan from its own resources aggregating $149,853, of which $145,066 was spent on broker assistant payments, $3,974 was spent on sales personnel and related expenses of the Manager, $630 was spent on travel and entertainment, $115 was spent on prospectus and application printing and $67 was spent on miscellaneous expenses. For the Fund's fiscal year ended November 30, 1997, the amount payable by the Fund for shareholder servicing fees was $106,492, of which none was waived.


Under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.


The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Participating Organizations and Distributor in carrying out their obligations under the Shareholder Servicing Agreement with respect to the Class A shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.


The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Class A shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's shares; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee with respect to Class A shares and past profits for the purpose enumerated in (i) above. The Distributor determines the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract or the Shareholder Servicing Agreement in effect for that year.


In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Trustees. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.


The Plan provides that it may continue in effect for successive annual periods commencing August 1, provided it is approved by the Class A shareholders or by the Board of Trustees, including a majority of trustees who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Board of Trustees approved the continuance of the Plan through July 31, 2000 at the Board of Trustees meeting held on July 8, 1999. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and the other material amendments must be approved by the trustees in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested trustees of the Fund or the Fund's Class A shareholders.


Custodian And Transfer Agent


State Street Kansas City, 801 Pennsylvania, Kansas City, Missouri 64105, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., an affiliate of the Fund's Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.


Counsel and Independent Accountants


Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022. Matters in connection with Massachusetts and Pennsylvania law are passed upon by Dechert Price & Rhoads, 477 Madison Avenue, New York, New York 10022.


PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent certified public accountants, have been selected as independent accountants for the Fund.


VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES


The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases Participation Certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the Participation Certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.


Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund are made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.


No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.


VII.  CAPITAL STOCK AND OTHER SECURITIES


The Fund has an unlimited authorized number of shares of beneficial interest. These shares are entitled to one vote per share with proportional voting for fractional shares. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into two classes of common stock, Class A and Class B. Each share, regardless of class, represents an interest in the same portfolio of investments and has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except: (i) the Class A and Class B shares have different class designations; (ii) only the Class A shares are assessed a service fee pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund of .25% of the Class A shares' average daily net assets; and (iii) only the holders of the Class A shares will be entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1. The exchange privilege permits stockholders to exchange their shares only for shares of the same class of an investment company that participates on an exchange privilege program with the Fund. Payments made under the Plan are calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.


Under its Declaration of Trust the Fund has the right to redeem for cash shares of beneficial interest owned by any shareholder to the extent and at such times as the Fund's Board of Trustees determines to be necessary or appropriate to prevent an undue concentration of share ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.


The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of trustees can elect 100% of the Trustees if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Trustees. Unless specifically requested by an investor, the Fund will not issue certificates evidencing Fund shares.


As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of trustees, (b) for approval of the revised investment advisory contracts with respect to a particular class or series of beneficial interest, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of beneficial interest, and (d) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund trustee(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the trustee may consider necessary or desirable. For example, procedures for calling a shareholder's meeting for the removal of trustees of the Fund, similar to those set forth in Section 16(c) of the 1940 Act, are available to shareholders of the Fund. A meeting for such purpose can be called by the holders of at least 10% of the Fund's outstanding shares of beneficial interest. The Fund will aid shareholder communications with other shareholders as required under Section 16(c) of the 1940 Act. Each trustee serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such trustee or of a successor to such trustee, and until the election and qualification of this or her successor, elected at such a meeting, or until such trustee sooner dies, resigns, retires or is removed by the vote of shareholders.

VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES


The material relating the purchase, redemption and pricing of Fund shares for each class of shares is located in the Shareholder Information section of each Prospectus and is hereby incorporated by reference.



Net Asset Value


The Fund does not determine net asset value per share of each Class on any day in which the New York Stock Exchange is closed for trading. Those days include:
New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


The net asset value of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. The net asset value of a Class is computed by dividing the value of the Fund's net assets for such Class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding for such Class.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.


The Fund's Board of Trustees has established procedures to stabilize the Fund's net asset value at $1.00 per share of each Class. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share of each Class. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Fund's Board of Trustees determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Description of the Fund and its Investments and Risks" herein.)


IX.  TAXATION OF THE FUND


Federal Income Taxes


The Fund has elected to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to qualify for regulated investment company status as long as it is in the best interest of its shareholders. Such qualification relieves the Fund of any liability for Federal income taxes to the extent its earnings are distributed to its shareholders in accordance with the Code. If the Fund fails to qualify as a regulated investment company, the Fund will be taxed on all its earnings and its shareholders will also be taxed on any distributions from the Fund.


The purchase of Fund shares will be the purchase of an asset. Dividends paid by the Fund that are designated by the Fund and derived from Municipal Obligations and Participation Certificates, will be exempt from regular Federal income tax, provided the Fund complies with Section 852(b)(5) of the Internal Revenue Code, but may be subject to Federal alternative minimum tax. These dividends are referred to as exempt interest dividends. Income exempt from Federal income tax may be subject to state and local income tax.


The Fund may invest a portion of its assets in taxable securities the interest income on which is subject to Federal, state and local income tax. Dividends paid from net investment income, if any, and distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.


For Social Security recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to adjusted gross income to determine the amount of Social Security benefits includible in gross income.

Interest on certain private activity bonds will constitute an item of tax preference subject to the individual alternative minimum tax. Corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item). In certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.


The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.


The sale, exchange or redemption of shares will generally be the taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than it paid for its shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.


With respect to variable rate demand instruments, including Participation Certificates therein, the Fund is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and that the interest thereon will be exempt from regular Federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations. Battle Fowler LLP has pointed out that the Internal Revenue Service has announced it will not ordinarily issue advance rulings on the question of the ownership of securities or participation interests therein subject to a put and could reach a conclusion different from that reached by counsel.


The United States Supreme Court has held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.


Pennsylvania Taxes

The following is based upon the advice of Dechert Price & Rhoads, special Pennsylvania counsel to the Fund.

Distributions of Interest Income:


The proportion of interest income representing interest income from Pennsylvania Municipal Obligations or Territorial Obligations distributed to shareholders of the Fund is not taxable under the Pennsylvania Personal Income Tax or under the Corporate Net Income Tax, nor will such interest be taxable under the Philadelphia School District Investment Income Tax imposed on Philadelphia resident individuals. The proportion of interest income representing interest on Municipal Obligations will be taxable under each of these taxes.

Distributions of Gain:


Distributions attributable to short or long term capital gain upon the sale by the Fund of Pennsylvania Municipal Obligations, Municipal Obligations, and Territorial Obligations will be subject to tax under the Pennsylvania Personal Income Tax, the Pennsylvania corporate net Income Tax, and the Philadelphia school District Income Tax, except that distributions attributable to long-term capital gain will not be subject to the Philadelphia School district net Income Tax.


Gain from the sale or redemption of shares in the Fund will be subject to the Pennsylvania Personal Income Tax and the Pennsylvania corporate Net Income Tax, but only gain from the redemption or sale of shares held for six months or less will be subject to the Philadelphia school district net Income Tax.

The foregoing is a general, abbreviated summary of certain of the provisions of Pennsylvania statutes and administrative interpretations presently in effect governing the taxation of shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning Pennsylvania tax matters.


X.  UNDERWRITERS


The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a sales charge. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.



XI.  CALCULATION OF PERFORMANCE DATA


The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the SEC. Under that method, the Fund's yield figure, which is based on a chosen seven-day period, is computed as follows: the Fund's return for the seven-day period is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00). This is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent. For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share, and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore, annualized yields may be different from effective yields quoted for the same period.


The Fund's "effective yield" for each Class is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund's portfolio, as follows: the unannualized base period return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = [(base period return +
1)365/7] - 1.


Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day. The Fund's yield for any given period is not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.


The Fund may from time to time advertise its tax equivalent current yield. The tax equivalent yield for each Class is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included in this Statement of Additional Information. It is computed by dividing that portion of the yield of the Fund (as computed pursuant to the formulae previously discussed) which is tax exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.


The Fund may from time to time advertise a tax equivalent effective yield table which shows the yield that an investor needs to receive from a taxable investment in order to equal a tax-free yield from the Fund. This is calculated by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt. See "Taxable Equivalent Yield Table" herein.



The Fund's Class A shares' yield for the seven day period ended November 30, 1999 was 3.04% which is equivalent to an effective yield of 3.08%. The Fund's Class B shares' yield for the seven day period ended November 30, 1999 was 3.29% which is equivalent to an effective yield of 3.34%.



XII.  FINANCIAL STATEMENTS


The audited financial statements for the fiscal year ended November 30, 1999 and the report therein of PricewaterhouseCoopers LLP are herein incorporated by reference to the Fund's Annual Report. The Annual Reports is available upon request and without charge.

DESCRIPTION OF RATINGS*


Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond
Ratings:


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.



Con. ( c ): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.



Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:


Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:


MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.


MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.


Description of Standard & Poor's Rating Services Two Highest Debt Ratings:


AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.


Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.


Provisional Ratings: The letter "p" indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


Standard & Poor's does not provide ratings for state and municipal notes.


Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:


A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


Description of Moody's Investors Service, Inc.'s Two Highest Commercial Paper
Ratings:


Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.


________________________
* As described by the rating agencies.

                    CORPORATE TAXABLE EQUIVALENT YIELD TABLE

             (Based on Tax Rates Effective Until December 31, 2000)


-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                     1. If Your Corporate Taxable Income Bracket Is . . .
---------------- ------------ ------------- ------------ ------------- -------------- -------------- --------------- --------------


Corporate             $0-       $50,001-      $75,001-      $100,001-     $335,001-    $10,000,001-    $15,000,001-   $18,333,334-
Return              50,000        75,000       100,000        335,000    10,000,000     15,000,000      18,333,333       and over

-----------------------------------------------------------------------------------------------------------------------------------

                                        2. Then Your Combined Income Tax Bracket Is . . .
-----------------------------------------------------------------------------------------------------------------------------------

Federal
Tax Rate           15.00%        25.00%       34.00%        39.00%        34.00%         35.00%          38.00%         35.00%
---------------- ------------ ------------- ------------ ------------- -------------- -------------- --------------- --------------

State
Tax Rate            9.99%        9.99%         9.99%        9.99%          9.99%          9.99%          9.99%           9.99%
---------------- ------------ ------------- ------------ ------------- -------------- -------------- --------------- --------------

Combined
Marginal
Tax Rate           23.49%        32.49%       40.59%        45.09%        40.59%         41.49%          44.19%         41.49%
-----------------------------------------------------------------------------------------------------------------------------------

                              3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
-----------------------------------------------------------------------------------------------------------------------------------

Tax Exempt                                                 Equivalent Taxable Investment Yield
Yield                                                      Requires to Match Tax Exempt Yield
---------------------- ------------------------------------------------------------------------------------------------------------

     2.00%          2.61%        2.96%         3.37%        3.64%          3.37%          3.42%          3.58%          3.42%
---------------- ------------ ------------- ------------ ------------- -------------- -------------- -------------- ---------------

     2.50%          3.27%        3.70%         4.21%        4.55%          4.21%          4.27%          4.48%          4.27%
---------------- ------------ ------------- ------------ ------------- -------------- -------------- -------------- ---------------

     3.00%          3.92%        4.44%         5.05%        5.46%          5.05%          5.13%          5.38%          5.13%
---------------- ------------ ------------- ------------ ------------- -------------- -------------- -------------- ---------------

     3.50%          4.57%        5.18%         5.89%        6.37%          5.89%          5.98%          6.27%          5.98%
---------------- ------------ ------------- ------------ ------------- -------------- -------------- -------------- ---------------

     4.00%          5.23%        5.93%         6.73%        7.29%          6.73%          6.84%          7.17%          6.84%
---------------- ------------ ------------- ------------ ------------- -------------- -------------- -------------- ---------------

     4.50%          5.88%        6.67%         7.57%        8.20%          7.57%          7.69%          8.06%          7.69%
---------------- ------------ ------------- ------------ ------------- -------------- -------------- -------------- ---------------

     5.00%          6.54%        7.41%         8.42%        9.11%          8.42%          8.55%          8.96%          8.55%
---------------- ------------ ------------- ------------ ------------- -------------- -------------- -------------- ---------------

     5.50%          7.19%        8.15%         9.26%        10.02%         9.26%          9.40%          9.86%          9.40%
---------------- ------------ ------------- ------------ ------------- -------------- -------------- -------------- ---------------

     6.00%          7.84%        8.89%        10.10%        10.93%        10.10%         10.26%         10.75%          10.26%
---------------- ------------ ------------- ------------ ------------- -------------- -------------- -------------- ---------------

     6.50%          8.50%        9.63%        10.94%        11.84%        10.94%         11.11%         11.65%          11.11%
---------------- ------------ ------------- ------------ ------------- -------------- -------------- -------------- ---------------

     7.00%          9.15%        10.37%       11.78%        12.75%        11.78%         11.96%         12.54%          11.96%
---------------- ------------ ------------- ------------ ------------- -------------- -------------- -------------- ---------------


To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

                     PERSONAL TAXABLE EQUIVALENT YIELD TABLE

             (Based on Tax Rates Effective Until December 31, 2000)




----------------------------------------------------------------------------------------------------------------------------------

                                                 1. If Your Taxable Income Bracket Is . . .

Single                               $0-              $26,251-             $63,551-             $132,601-           $288,351
Return                            26,250               63,550              132,600               288,350            and over
------------------------- ---------------------- ------------------- --------------------- -------------------- ------------------


Joint                                $0-              $43,851-            $105,951-             $161,451-           $288,351
Return                            43,850              105,950              161,450               288,350            and over
----------------------------------------------------------------------------------------------------------------------------------

                                           2. Then Your Combined Income Tax Bracket Is . . .
----------------------------------------------------------------------------------------------------------------------------------

Federal
Tax Rate                        15.00%                28.00%                31.00%               36.00%              39.60%
------------------------- -------------------- --------------------- --------------------- -------------------- ------------------

State
Tax Rate                         2.80%                2.80%                  2.80%                2.80%               2.80%
------------------------- -------------------- --------------------- --------------------- -------------------- ------------------

Combined
Tax Rate                        17.38%                30.02%                32.93%                37.79%             41.29%
----------------------------------------------------------------------------------------------------------------------------------

                              3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
----------------------------------------------------------------------------------------------------------------------------------

Tax Exempt                                                     Equivalent Taxable Investment Yield
Yield                                                          Required to Match Tax Exempt Yield
------------------------- --------------------------------------------------------------------------------------------------------

         2.00%                   2.42%                2.86%                 2.98%                 3.22%               3.41%
------------------------- -------------------- --------------------- --------------------- -------------------- ------------------

         2.50%                   3.03%                3.57%                 3.73%                 4.02%               4.26%
------------------------- -------------------- --------------------- --------------------- -------------------- ------------------

         3.00%                   3.63%                4.29%                 4.47%                 4.82%               5.11%
------------------------- -------------------- --------------------- --------------------- -------------------- ------------------

         3.50%                   4.24%                5.00%                 5.22%                 5.63%               5.96%
------------------------- -------------------- --------------------- --------------------- -------------------- ------------------

         4.00%                   4.84%                5.72%                 5.96%                 6.43%               6.81%
------------------------- -------------------- --------------------- --------------------- -------------------- ------------------

         4.50%                   5.45%                6.43%                 6.71%                 7.23%               7.66%
------------------------- -------------------- --------------------- --------------------- -------------------- ------------------

         5.00%                   6.05%                7.14%                 7.46%                 8.04%               8.52%
------------------------- -------------------- --------------------- --------------------- -------------------- ------------------

         5.50%                   6.66%                7.86%                 8.20%                 8.84%               9.37%
------------------------- -------------------- --------------------- --------------------- -------------------- ------------------

         6.00%                   7.26%                8.57%                 8.95%                 9.65%              10.22%
------------------------- -------------------- --------------------- --------------------- -------------------- ------------------

         6.50%                   7.87%                9.29%                 9.69%                10.45%              11.07%
------------------------- -------------------- --------------------- --------------------- -------------------- ------------------

         7.00%                   8.47%                10.00%                10.44%               11.25%              11.92%
------------------------- -------------------- --------------------- --------------------- -------------------- ------------------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.